Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 of Herbalife Ltd. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company certifies that:

•                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2005
/s/ MICHAEL O. JOHNSON
Michael O. Johnson
Chief Executive Officer

Date: May 9, 2005
/s/ RICHARD GOUDIS
Richard Goudis
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Herbalife Ltd. and will be retained by Herbalife Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.